EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Alnylam Pharmaceuticals, Inc. (the “Company”) for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Patricia L. Allen, Vice President of Finance and Treasurer of the Company, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that to my knowledge:
          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2008	/s/ Patricia L. Allen
Patricia L. Allen
Vice President of Finance and Treasurer

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.